Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 4/15/2004


Blended Coupon 5.1763%


Excess Protection Level
3 Month Average   7.34%
May, 2001   6.90%
April, 2001   7.62%
March, 2001   7.49%


Cash Yield19.68%


Investor Charge Offs 5.45%


Base Rate 7.33%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,958,014,468.94